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                         Prudential Mid-Cap Value Fund

                      Supplement dated August 27, 1998 to
                          Prospectus dated May 7, 1998


The following information should be added to the cover page of the Prospectus.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following information supplements the information contained in the
Prospectus:

How the Fund Invests--Investment Objective and Policies:

The investment adviser currently considers mid-cap companies to be those with market capitalizations between $1 billion and $5 billion. The market capitalization range used by the Fund may change to reflect industry norms at the discretion of the Subadviser under the supervision of the Manager and the Board of Trustees. Market capitalization is measured at the time of initial purchase. Any subsequent purchases of the same security will be assumed to fall into the same capitalization range as the initial purchase so that securities of companies whose capitalization no longer is in the $1 billion to $5 billion range will continue to be considered medium-capitalized for purposes of the 65% policy. The Fund may, however, invest up to 35% of its total assets in the securities of any issuer without regard to its size or the market capitalization of its common stock.

Shareholder Guide--Shareholder Services:

The PruTector Program-Optional Group Term Life Insurance. Prudential makes available optional group term life insurance coverage to purchasers of shares of certain Prudential Mutual Funds which are held in an eligible brokerage account. This insurance protects the value of your mutual fund investment for your beneficiaries against market downturns. The insurance benefit is based on the difference at the time of the insured's death between the "protected value" and the then current market value of the shares. This coverage is not available in all states and is subject to various restrictions and limitations. For more complete information about this program, including charges and expenses, please contact your Prudential representative.

MF184C-1 (8/27/98)